UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2017

THE KEYW HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-34891	27-1594952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7740 Milestone Parkway, Suite 400 Hanover, Maryland		21076
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (443) 733-1600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2017, The KEYW Holding Corporation (the “Company”) issued a press release announcing, among other things, certain preliminary, unaudited estimated results of operations for the fiscal year ended December 31, 2016. The text of the press release relating to such preliminary results is furnished pursuant to Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 26, 2017, the Company also announced certain preliminary estimated financial guidance for the fiscal year 2017. The text of the press release relating to such guidance is furnished pursuant to Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information set forth under Item 2.02 and Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The statements made in the press release attached hereto as Exhibit 99.1 that are not historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to: statements about the Company’s preliminary 2016 and 2017 estimated results and ranges, future expectations, plans and prospects; statements regarding the Company’s strategies, plans, and operations; and other statements containing the words "estimates," "believes," "anticipates," "plans," "expects," "will," "potential," "opportunities," and similar expressions. The Company’s actual results, performance or achievements or industry results may differ materially from those expressed or implied in those forward-looking statements. Those statements involve numerous risks and uncertainties, including but not limited to, those risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2016 and the Company’s subsequent Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 filed with the SEC on May 10, 2016, August 9, 2016 and November 2, 2016, respectively, as required under the Exchange Act, and other filings that the Company makes with the SEC from time to time and, with respect to the Company’s preliminary results for the year ended December 31, 2016, the fact that such results are unaudited and changes in such results may result from the completion of the Company’s year-end closing procedures and the audit of the Company’s results by the Company’s auditors. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise, unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated January 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2017	THE KEYW HOLDING CORPORATION

	By:	/s/ Michael J. Alber
Name: Michael J. Alber
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 26, 2017